UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

☑ Filed by the registrant	☐ Filed by a party other than the registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

FLOWERS FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 5, 2015.

Meeting Information
FLOWERS FOODS, INC.	Meeting Type:	Annual Meeting
	For holders as of:	April 2, 2015
	Date: June 5, 2015	Time: 11:00 AM, EDT
Location: Thomasville Municipal Auditorium
144 E. Jackson Street
Thomasville, Georgia 31757
FLOWERS FOODS, INC.

SHAREHOLDER RELATIONS DEPT. 1919 FLOWERS CIRCLE THOMASVILLE, GA 31757	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow    (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                              1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.      To approve the Declassification Amendments to provide that, beginning in 2017, all directors will be elected on an annual basis for a term of one year;

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS: 3. To approve by advisory vote the compensation of the company’s named executive officers;

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE DIRECTOR-NOMINEES:

2.      To elect as directors of the company the five nominees identified in this proxy statement, each to serve for a term of one year (or, if the Declassification Amendments are not approved, four nominees as Class II directors until the annual meeting of shareholders for 2018 and, one nominee as a Class III director until the annual meeting of shareholders for 2016);

4.      To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Flowers Foods, Inc. for the fiscal year ending January 2, 2016;

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE FOLLOWING PROPOSALS:

2a. 2b. 2c. 2d. 2e.	Joe E. Beverly Amos R. McMullian J. V. Shields, Jr. David V. Singer James T. Spear

5.      Shareholder proposal regarding the vesting of equity awards of executive officers upon a change of control, if properly presented at the annual meeting; and

6.      Shareholder proposal regarding shareholder approval of certain future severance agreements for senior executives, if properly presented at the annual meeting.

NOTE: In their discretion, the proxies are authorized to vote on any other matters that may properly come before the annual meeting or any adjournment thereof.